Regions Financial 2nd Quarter Earnings Conference Call July 24, 2012 Exhibit 99.3

2
PRUDENT AND PROFITABLE GROWTH DRIVEN BY SOLID
BUSINESS PERFORMANCE
With each passing quarter, we are better positioned
for ultimate outperformance.
• Experienced continued growth in
commercial and industrial portfolio
• Conservative low loan-to-deposit ratio
provides considerable flexibility to take
advantage of lending opportunities that will
benefit future revenue growth
• Significantly grew mortgage loan
production and related fee income
• Reduced operating expenses and credit
costs
• Continued asset quality improvement
2Q12 Financial Highlights
Diluted EPS $0.20
Pre-tax Pre-provision
Income
$503
million
EPS from Continuing
Operations
$0.20
Impact of Series A
Discount
$0.05
(1) Non-GAAP– See slides 13-17 for GAAP to non-GAAP reconciliation
1

2Q12 FINANCIAL HIGHLIGHTS
(1) Non-GAAP–
See slides 13-17 for GAAP to non-GAAP reconciliation
(2)    From Continuing Operations
($ in millions, except EPS)
2Q11 1Q12 2Q12
From Continuing Operations
Net Interest Income
$  856 $  827 $  838 $  11 1% $  (18) -2%
Non-Interest Revenue
543 524 507 (17) -3% (36) -7%
Non-Interest Expense
956 913 842 (71) -8% (114) -12%
Pre-tax Pre-provision Income (PPI) (non-GAAP)
443 438 503 65 15% 60 14%
Net Charge-Offs
548 332 265 (67) -20% (283) -52%
Loan Loss Reserve Reduction
(150) (215) (239) (24) 11% (89) 59%
Loan Loss Provision
398 117 26 (91) -78% (372) -93%
Preferred Expense
54 54 71 17 31% 17 31%
Net Income Available to Common Shareholders
from Continuing Operations
25 185 280 95 51% 255 NM
Net Income / (Loss) from Discontinued
Operations
30 (40) 4 44 -110% (26) -87%
Net Income Available to Common Shareholders
$  55 $  145 $  284 $  139 96% $  229 NM
Diluted EPS
$0.04 $0.11 $0.20 $0.09 82% $0.16 NM
Diluted EPS from Continuing Operations
$0.02 $0.14 $0.20 $0.06 43% $0.18 NM
Diluted EPS excluding Preferred Expense
2
$0.06 $0.19 $0.25 $0.06 32% $0.19 NM
Diluted EPS from Discontinued Operations
$0.02 ($0.03) $0.00 $0.03 NM ($0.02) NM
2Q12 vs. 1Q12 2Q12 vs. 2Q11
1

COMMERCIAL AND INDUSTRIAL LOANS GREW 4% OVER
LAST QUARTER
• Commercial & industrial loan balances
on an average basis increased $902
million, or 4% linked quarter reflecting
strength in our middle market portfolio
• Commercial & industrial line utilization
rose 130 basis points to 44.4%
• Investor real estate totaled $9.4 billion
at quarter end and has now been
reduced to 12% of total loans down
from 17% one year ago
• Loan yield remained flat linked quarter
despite the low rate environment
* Average Balances
Commercial and Industrial Loan Balances*
9% increase Y-O-Y
Total Loan Balances* and Loan Yields
$23,506
$23,953
$24,310
$24,748 $25,650
2Q11 3Q11 4Q11 1Q12 2Q12
$81,106
$80,513
$78,702
$77,168
$76,670
4.27%
4.31%
4.35%
4.29%
4.29%
2Q11 3Q11 4Q11 1Q12 2Q12
Avg. Loan Balance Loan Yield

FUNDING MIX CONTINUES TO IMPROVE AS DEPOSIT
COSTS DECLINED 5 BPS
• Avg. time deposits as a % of avg.
deposits decreased to 18% in 2Q12
from 23% in 2Q11
• Deposit repricing opportunities
remain, maturities include:
• 3Q12 - $2.9B at 1.2%
• 4Q12 - $3.0B at 2.1%
• 1H13 - $4.6B at 1.8%
• 2H13 - $1.9B at 0.8%
• Deposit costs declined 5 bps linked
quarter, down 21 bps year-over-year
• Total funding mix improved to 60 bps,
down 20 bps from one year ago
* Average Balances
Deposit Balances* and  Deposit Costs
73,616
74,778 75,381
77,008
78,688
22,506
21,369
19,774
19,053
17,175
$96,122 $96,147
$95,155
$96,061
$95,863
53 bps
46 bps
40 bps
37 bps
32 bps
2Q11 3Q11 4Q11 1Q12 2Q12
Low Cost Deposits Time Deposits + Other Deposit Cost

NET INTEREST MARGIN IMPROVES 7 BPS
• Net interest margin favorably impacted by
improvements in deposit costs, lower
excess cash and lower non-accrual
balances
• Cash reserves negatively impacted net
interest margin 8 bps in 2Q12 compared to
13 bps in 1Q12, an improvement of 5 bps
• Non-accruals negatively impacted net
interest margin 7 bps in 2Q12 compared to
10 bps in 1Q12, an improvement of 3 bps
• Securities portfolio totals $27 billion as a
result of cash deployment
• Net interest margin expected to remain
relatively stable in second half of 2012
(1) From continuing operations
Net Interest Income and Net Interest Margin¹
$864
$859
$858
$839 $850
3.07%
3.04%
3.08%
3.09%
3.16%
2Q11 3Q11 4Q11 1Q12 2Q12
Net Interest Income (FTE) Net Interest Margin

NON-INTEREST REVENUE DRIVEN BY 17% INCREASE IN
MORTGAGE INCOME
• Non-interest revenue decreased 3%
linked quarter
• Mortgage revenues increased 17%
linked quarter and 80% over last year
• HARP II expected to increase
mortgage volume by $1 billion in
2012
• Service charges declined due to the
establishment of a reserve for certain
customer fee refunds resulting from a
change in the company’s non-sufficient
funds policy
Fee Income by Quarter
1
(1) From continuing operations adjusted to exclude security gains and leveraged lease terminations gains–Non-GAAP, see appendix for GAAP to Non-GAAP reconciliation
308 310
263
254
233
70
44
68
77
67
50
68
57 77
90
-
15
14
15
25
27
26
28
26
66
52
60
55
57
$519
$516
$490
$505
$488
2Q11 3Q11 4Q11 1Q12 2Q12
Service charges
Capital Markets, Investment Income & Trust
Mortgage Income
Credit Card Income
Insurance Income
Other
16

REDUCTION IN CREDIT COSTS DRIVE NON-INTEREST
EXPENSES DOWN 8% LINKED QUARTER
(1)    Non-GAAP excludes 4Q11 goodwill impairment
Non-Interest Expenses
• Diligent and continued focus on reducing
expenses through efficiencies
• Non-interest expenses were 8% lower than
prior quarter and down 12% year-over-year
• Other real estate expenses decreased $13
million over prior quarter or 57%
• Held for sale experienced net gains of $26
million related to property sales, reflecting asset
value improvements
• Headcount reduced by 544 positions, or 2%
over the last year
Other Real Estate and HFS Expenses
$956
$850
$871
$913
$842
2Q11 3Q11 4Q11 1Q12 2Q12
$41
$48
$33
$15
$(16)
2Q11 3Q11 4Q11 1Q12 2Q12
1

$ in millions

$ in millions

$ in millions

$ in millions

CONTINUED MOMENTUM IN ASSET QUALITY METRICS
NPL Gross Migration NPLs and Coverage Ratio
Business Services Criticized Loans Loan Loss Provision
43% Decline* 31% Decline in Total NPLs*
31% Decline* 93% Decline*
*Year-over-year change
**Excludes loans held for sale
$2,784
$2,710
$2,372
$2,151
$1,915
112%
109%
116%
118%
120%
2Q11 3Q11 4Q11 1Q12 2Q12
NPLs** ALL / NPL**
$555
$755
$561
$381
$315
2Q11 3Q11 4Q11 1Q12 2Q12
$7,899
$7,305
$6,370
$5,979
$5,436
2Q11 3Q11 4Q11 1Q12 2Q12
396
355
279
192
136
152
156
150
140
129
(150)
(156)
(134)
(215)
(239)
$398
$355
$295
$117
$26
2Q11 3Q11 4Q11 1Q12 2Q12
Business Services and HFS
Consumer
Reserve Reduction

STRONG CAPITAL RATIOS
Loan to Deposit Ratio
Tier 1 Capital Ratio Tier 1 Common Ratio
(1) Current Quarter ratios are estimated
(2) Non-GAAP – See appendix for reconciliation
(3) Includes Series A Preferred Stock and associated warrant
(4) Based on ending balances
• The impact of the warrant redemption related to the
repayment of Series A preferred stock was $45
million during the second quarter
• Basel III Tier 1 Common ratio estimated under the
new proposed rules at 8.0%
• Low loan to deposit ratio allows Regions to be
ready for loan growth when the market demand
increases
(1)
(1)
(2) (3)
84%
83%
81%
79%
80%
2Q11 3Q11 4Q11 1Q12 2Q12
8.8%
9.0%
9.4%
10.5%
11.0%
3.8%
3.8%
3.9%
3.8%
12.6%
12.8%
13.3%
14.3%
11.0%
2Q11 3Q11 4Q11 1Q12 2Q12
Tier 1 Capital Excluding TARP TARP Impact
7.9%
8.2%
8.5%
9.6%
10.0%
2Q11 3Q11 4Q11 1Q12 2Q12
(2)
(4)

11 APPENDIX

This presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a "safe harbor" for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

- The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury Department and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
- Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
- Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
- Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
- Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
- Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
- Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or products and services.
- Possible stresses in the financial and real estate markets, including possible continued deterioration in property values.
- Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
- Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
- Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
- Regions' ability to keep pace with technological changes.
- Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk.
- Regions' ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
- The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
- The effects of increased competition from both banks and non-banks.
- The effects of geopolitical instability and risks such as terrorist attacks.
- Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
- The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
- Possible downgrades in ratings issued by rating agencies.
- Possible changes in the speed of loan prepayments by Regions' customers and loan origination or sales volumes.
- Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
- The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
- Regions' ability to receive dividends from its subsidiaries.
- The effects of the failure of any component of Regions' business infrastructure which is provided by a third party.
- Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
- The effects of any damage to Regions reputation resulting from developments related to any of the items identified above
- The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions "Forward-Looking Statements" and "Risk Factors" in Regions' Annual Report on Form 10-K for the year ended December 31, 2011 and the "Forward-Looking Statements" section of Regions' Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.
- The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

REGIONS

12 FORWARD-LOOKING STATEMENTS

NON-GAAP RECONCILIATION: NET INCOME / (LOSS) AND
EARNINGS PER SHARE
(1) There are no preferred shares allocable to discontinued operations.
(2) In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The settlement was finalized during the second quarter of 2011. At the time of settlement, Regions had better information related to tax implications. Approximately $125 million of the settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011, Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced Regions' provision for income taxes by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations. .
`
(1)
($ amounts in millions, except per share data)   06/30/12 03/31/12 12/31/11 9/30/11 6/30/11
Net income (loss) available to common shareholders (GAAP) 284 $           145 $           (602) $         101 $           55 $
Preferred dividends and accretion (GAAP) 71 54 54 54 54
Income (loss) from discontinued operations, net of tax (GAAP) 4 (40) (467) 14 30
Income (loss) from continuing operations (GAAP) A 351 $           239 $           (81) $            141 $           79 $
B 284 $           145 $           (602) $         101 $           55 $
Goodwill impairment, net of tax - - 731 - -
Regulatory charge and related tax benefit - - - - (44)
C 284 $           145 $           129 $           101 $           11 $
B 284 $           145 $           (602) $         101 $           55 $
4 (40) (467) 14 30
D 280 185 (135) 87 25
- - 253 - -
- - - - (17)
E 280 $           185 $           118 $           87 $             8 $
F 1,418 1,283 1,259 1,261 1,260
A/F 0.25 $          0.19 $          (0.06) $        0.11 $          0.06 $
B/F 0.20 $          0.11 $          (0.48) $        0.08 $          0.04 $
`
D/F 0.20 $          0.14 $          (0.11) $        0.07 $          0.02 $
E/F 0.20 $          0.14 $          0.09 $          0.07 $          0.01 $
Earnings per common share from continuing operations,
excluding goodwill impairment and regulatory charge and
related tax benefit - diluted (non-GAAP)
Income from continuing operations available to common
shareholders, excluding goodwill impairment and regulatory
charge and related tax benefit (non-GAAP)
Weighted-average diluted shares
Earnings (loss) per common share -diluted (GAAP)
Earnings (loss) per common share from continuing operations -
diluted (GAAP)
Earnings (loss) per common share from continuing operations, excluding preferred dividends and accretion -diluted (non-
GAAP)
Regulatory charge and related tax benefit from continuing
operations
(2)
As of and for Quarter Ended
Net income (loss) available to common shareholders (GAAP)
Income available to common shareholders, excluding goodwill
impairment and regulatory charge and related tax benefit (non-
GAAP)
Net income (loss) available to common shareholders (GAAP)
Income (loss) from discontinued operations, net of tax (GAAP)
Income (loss) from continuing operations available to common shareholders (GAAP)
Goodwill impairment from continuing operations (non-
deductible)
The table below presents earnings (loss) per share from continuing operations, excluding preferred dividends and accretion (non-GAAP). The table also presents computations of earnings (loss) and certain other financial measures, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP) all recorded in 2011.  The preferred dividends and accretion, goodwill impairment charge, and the regulatory charge and related tax benefit are included in financial results presented in accordance with generally accepted accounting principles (GAAP).  Regions believes that the exclusion of the preferred dividends and accretion, goodwill impairment and the regulatory charge and related tax benefit in expressing earnings (loss) and certain other financial measures, including "earnings (loss) per common share, excluding preferred dividends and accretion" and "earnings (loss) per common share, excluding goodwill impairment and regulatory charge and related tax benefit" provides a meaningful base for period-
to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of
Regions' business  because management does not consider the preferred dividends and accretion, goodwill impairment and regulatory charge and related tax benefit to be relevant to ongoing operating results.  Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions' operating budgets; monthly financial performance reporting; monthly close-out reporting of consolidated results (management only);  and presentations to investors of
Company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.  In particular, a measure of earnings that excludes the preferred dividends and accretion, goodwill impairment charge, and the regulatory charge and related tax benefit does not represent the amount that effectively accrues directly to stockholders (i.e. the preferred dividends and accretion, goodwill impairment charge, and the regulatory charge are reductions in earnings and stockholders' equity).

NON-GAAP RECONCILIATION: PRE-TAX PRE-PROVISION
INCOME
The Pre-Tax Pre-Provision Income from Continuing Operations table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP).  Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the
Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.  In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.
($ amounts in millions) 6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
common shareholders (GAAP) 280 $   185 $     (135) $    87 $     25 $     95 $     51.4% 255 $   NM
71         54           54           54         54         17        31.5% 17        31.5%
126      82           18           17         (34)       44        53.7% 160      NM
taxes (GAAP) 477      321         (63)          158      45         156      48.6% 432      NM
26         117         295 355      398      (91)       -77.8% (372)     -93.5%
(non-GAAP) 503      438         232         513      443      65        14.8% 60        13.5%
-       -          253         -       -       -       -          -       -
excluding goodwill impairment (non-GAAP) 503      438         485         513      443      65        14.8% 60        13.5%
Quarter Ended
2Q12
vs. 1Q12
2Q12
vs. 2Q11
Income (loss) from continuing operations available to
Preferred dividends (GAAP)
Income tax expense (benefit) (GAAP)
Income (loss) from continuing operations before income
Provision for loan losses (GAAP)
Pre-tax pre-provision income from continuing operations
Pre-tax pre-provision income from continuing operations,
Goodwill impairment

NON-GAAP RECONCILIATION: FEE INCOME RATIOS AND
EFFICIENCY RATIOS
($ amounts in millions)    6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
Continuing Operations
Non-interest expense (GAAP) 842 $           913 $           1,124 $       850 $           956 $
Adjustments:
Securities impairment, net (2)                 -               (2)                 -               -
Branch consolidation and property and equipment charges -               -               2                   -               (77)
Goodwill impairment -               -               (253)             -               -
Adjusted non-interest expense (non-GAAP) G 840 $           913 $           871 $           850 $           879 $
Net interest income, taxable-equivalent basis (GAAP) 850 $           839 $           858 $           859 $           864 $
Non-interest income (GAAP) 507 $           524 $           507 $           513 $           543 $
Adjustments:
Securities (gains) losses, net (12)               (12)               (7)                 1                   (24)
Leveraged lease termination (gains) losses, net (7)                 (7)                 (10)               2                   -
Adjusted non-interest income (non-GAAP) H 488              505              490              516              519
Adjusted total revenue (non-GAAP) I 1,338 $       1,344 $       1,348 $       1,375 $       1,383 $
Fee income ratio (non-GAAP) H/I 36.5% 37.6% 36.4% 37.5% 37.5%
Efficiency ratio (non-GAAP) G/I 62.8% 67.9% 64.6% 61.8% 63.6%
As of and for Quarter Ended
The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue.  The table also shows the fee ratio (non-GAAP), generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors.  Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee ratio.  Net interest income on a fully taxable-equivalent basis (GAAP) and non-interest income are added together to arrive at total revenue (GAAP).  Adjustments are made to arrive at adjusted total revenue (non-GAAP), which is the denominator for the fee and efficiency ratios.
Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

Stockholders' equity (GAAP)  14,455 $     17,534 $  16,499 $  17,263 $  16,888 $
Accumulated other comprehensive (income) loss  (54) 60 69 (92) 177
Non-qualifying goodwill and intangibles  (4,852) (4,881) (4,900) (5,649) (5,668)
Disallowed deferred tax assets (336) (345) (432) (506) (498)
Disallowed servicing assets (33) (36) (35) (35) (35)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  10,118 $     13,270 $  12,139 $  11,919 $  11,802 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  - (3,429) (3,419) (3,409) (3,399)
Tier 1 common equity (non-GAAP)  O 9,180 $       8,903 $    7,782 $    7,572 $    7,465 $
Risk-weighted assets (regulatory)  P 91,769 92,546 91,449 92,786 93,865
Tier 1 common risk-based ratio (non-GAAP)  O/P 10.0% 9.6% 8.5% 8.2% 7.9%
NON-GAAP RECONCILIATION: TIER 1 COMMON
($ amounts in millions, except per share data)
6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
As of and for Quarter Ended
(1) Current quarter amount and the resulting ratio is estimated
The following table provides calculations of Tier 1 capital (regulatory) and "Tier 1 common equity" (non-GAAP).   Traditionally, the Federal Reserve and other banking
regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is not prescribed in amount by federal banking regulations.  In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not prescribed in amount by federal banking regulations,  analysts and banking regulators have assessed Regions' capital adequacy using the  Tier 1 common equity measure.  Because  Tier 1 common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate differently than
Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on this same basis.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.
Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP).  Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP).  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.
- CONSOLIDATED
(1)
TIER 1 COMMON RISK-BASED RATIO

NON-GAAP RECONCILIATION: TIER 1 CAPITAL
(1) Current quarter amounts and the resulting ratios are estimated
Regions' Series A preferred stock was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of Regions common stock was retired on May 2, 2012.  The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented.  The amount retired includes the
Series A preferred stock plus the remaining balance of the related discount.
($ amounts in millions)
6/30/12 3/31/12 12/31/11 9/30/11 6/30/11
TIER 1 RISK-BASED RATIO
Stockholders' equity   14,455 $        17,534 $        16,499 $        17,263 $        16,888 $
Accumulated other comprehensive (income) loss  (54) 60 69 (92) 177
Non-qualifying goodwill and intangibles  (4,852) (4,881) (4,900) (5,649) (5,668)
Disallowed deferred tax assets (336) (345) (432) (506) (498)
Disallowed servicing assets (33) (36) (35) (35) (35)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital as reported 10,118 $        13,270 $        12,139 $        11,919 $        11,802 $
Series A Preferred Stock Retirement (Reduction to Stockholders' equity) - $             (3,500) $        (3,500) $        (3,500) $        (3,500) $
- (45) (45) (45) (45)
Tier 1 capital as adjusted to exclude Series A Preferred Stock 10,118 $        9,725 $          8,594 $          8,374 $          8,257 $
Risk-weighted assets
1
91,769 92,546 91,449 92,786 93,865
Tier 1 capital ratio
1
11.0% 14.3% 13.3% 12.8% 12.6%
11.0% 10.5% 9.4% 9.0% 8.8%
Quarter Ended
17
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant
1
Retirement of warrant to purchase 48.3 million shares of common stock

NON-GAAP RECONCILIATION: BASEL III
(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. The majority of these assets are allowed in Basel I capital.
(2) Regions continues to develop systems and internal controls to calculate risk-weighted assets as required by Basel III.  The amount included above is a reasonable approximation based on our understanding of the requirements, as outlined in the June 2012 Notices of Proposed Rulemakings.
18
The following table provides calculations of Tier 1 common equity (non-GAAP), based on Regions’ current understanding of Basel III requirements, as proposed by the U.S. Notices of Proposed Rulemaking released in June 2012.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the
Federal Reserve based on the 1988 Capital Accord (“Basel I”) of the Basel Committee on Banking Supervision (the “Basel Committee”).  The calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process.  Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized.
The NPR comment period ends in early September and changes could result.  Such changes could result in materially different capital ratios from what we have estimated.  Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’ disclosed calculations.  Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, the Company believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.
Estimate based on June
2012 U.S. Notices of
Proposed Rulemaking
($ amounts in millions)    6/30/2012
Stockholders' equity (GAAP)  14,455 $
Non-qualifying goodwill and intangibles
(1)
(5,005)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (548)
Basel III Tier 1 Common Equity (non-GAAP) 8,902 $
Basel I risk-weighted assets (regulatory) 91,769 $
Basel III risk-weighted assets (non-GAAP)
(2)
111,782 $
Basel III Tier 1 Common Ratio (non-GAAP) 8.0%